UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2024

DARÉ BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36395	20-4139823
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3655 Nobel Drive, Suite 260

San Diego, CA 92122

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (858) 926-7655

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	DARE	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information in Item 5.03 of this report is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously reported in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 7, 2024, Daré Bioscience, Inc. (“Daré,” “we,” “us,” “our” or the “Company”) held its 2024 annual meeting of stockholders on June 5, 2024 at which the Company’s stockholders approved the proposal to give the Company’s board of directors (the “Board”) the authority, at its discretion, to file a certificate of amendment to the Company’s restated certificate of incorporation, as amended, to effect a reverse split of the Company’s issued common stock, par value $0.0001 per share (the “Common Stock”), at a ratio not less than 1-for-2 and not greater than 1-for-12, without reducing the authorized number of shares of Common Stock, with the exact ratio to be selected by the Board in its discretion and to be effected, if at all, in the sole discretion of the Board at any time following stockholder approval of the proposal and before June 5, 2025 without further approval or authorization of the Company’s stockholders.

Subsequently, the Board determined to effect a reverse split of the Common Stock (the “Reverse Stock Split”) at a ratio of 1-for-12 (the “Reverse Stock Split Ratio”).

On June 26, 2024, the Company filed a certificate of amendment to the Company’s restated certificate of incorporation, as amended, with the Secretary of State of the State of Delaware to effect the Reverse Stock Split (the “Charter Amendment”). The Reverse Stock Split will become effective at 12:01 a.m. Eastern Time on July 1, 2024, and the Common Stock is expected to begin trading on a split-adjusted basis at the opening of trading on The Nasdaq Capital Market on July 1, 2024. The Common Stock will continue to trade under its existing symbol “DARE,” but the Common Stock has been assigned a new CUSIP number (23666P200).

When the Reverse Stock Split becomes effective, every 12 shares of Common Stock issued, including shares held by the Company in treasury, if any, will automatically be reclassified and combined into one share of Common Stock. No fractional shares will be issued as a result of the Reverse Stock Split. Stockholders who would otherwise be entitled to receive a fractional share will instead automatically have their fractional interests rounded up to the next whole share, after aggregating the fractional interests of a holder resulting from the Reverse Stock Split. The Reverse Stock Split will affect all stockholders uniformly and will not change any stockholder’s percentage ownership interest or any stockholder’s proportionate voting power, except for immaterial changes that may result from the treatment of fractional shares. The Reverse Stock Split will not change the number of authorized shares of Common Stock or the par value per share of the Common Stock.

The Reverse Stock Split will reduce the number of issued and outstanding shares of Common Stock from approximately 101.1 million to approximately 8.4 million.

In addition, as a result of the Reverse Stock Split, proportionate adjustments will be made to the per share exercise prices of, and the number of shares underlying, the Company’s outstanding stock options, as well as to the number of shares available for the grant of awards under the Company’s stock incentive plans. In addition, proportionate adjustments will be made to the per share exercise prices of, and the number of shares underlying, outstanding warrants to purchase shares of the Company’s common stock.

The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which is filed as an exhibit to this report and is incorporated herein by reference.

At the Company’s 2022 annual meeting of stockholders, the Company’s stockholders approved an amendment to the Company’s restated certificate of incorporation, as amended, to increase the number of authorized shares of the Company’s common stock from 120,000,000 to 240,000,000. To effect the amendment, on July 14, 2022, the Company filed a certificate of amendment to the Company’s restated certificate of incorporation, as amended, with the Secretary of State of the State of Delaware. Such certificate of amendment inadvertently omitted to state that only the first three paragraphs of Article Fourth of the Company’s restated certificate of incorporation, as amended, were being amended, restated and replaced in their entirety. On June 21, 2024, the Company filed with the Secretary of State of the State of Delaware a certificate of correction to correct such inadvertent omission, which became effective upon filing. The foregoing description of the certificate of correction does not purport to be complete and is qualified in its entirety by reference to the full text thereof which is filed as an exhibit to this report and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On June 27, 2024, the Company issued a press release announcing the Reverse Stock Split, a copy of which is furnished as an exhibit to this report.

The information in this Item 7.01, including Exhibit 99.1 to this report, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Item 7.01 and Exhibit 99.1 shall not be incorporated by reference into any filing under the Exchange Act or the Securities Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

The information in Item 5.03 of report is incorporated herein by reference.

The Company has registration statements on Form S-3 (File Nos. 333-238299, 333-278378 and 333-278380) and registration statements on Form S-8 (File Nos. 333-266699, 333-264020, 333-254864, 333-237473, 333-230802, 333-226904, 333-211697, 333-204007 and 333-198126) on file with the SEC (collectively, the “Registration Statements”). SEC regulations permit the Company to incorporate by reference future filings made with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of the offerings covered by registration statements filed on Form S-3 and/or Form S-8. The information incorporated by reference is considered part of the prospectus included within each of those registration statements. Information in this Item 8.01 is intended to be automatically incorporated by reference into each of the active Registration Statements, thereby amending them. Pursuant to Rule 416(b) under the Securities Act of 1933, as amended, the amount of undistributed shares of Common Stock deemed covered by the Registration Statements are proportionately reduced as of the effective time of the Reverse Stock Split at the Reverse Stock Split Ratio.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of Restated Certificate of Incorporation dated June 26, 2024
3.2	Certificate of Correction of the Certificate of Amendment of Restated Certificate of Incorporation dated June 21, 2024
99.1	Press release issued on June 27, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARÉ BIOSCIENCE, INC.

Dated: June 27, 2024	By:	/s/ Sabrina Martucci Johnson
	Name:	Sabrina Martucci Johnson
	Title:	President and Chief Executive Officer

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